UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 15, 2019

GALAXY GAMING, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-30653	20-8143439
(Commission File Number)	(I.R.S. Employer Identification No.)

6767 Spencer Street
Las Vegas, Nevada 89119
(Address of principal executive offices)

(702) 939-3254
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock	GLXZ	OTCQB marketplace

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On October 14, 2019, Galaxy Gaming, Inc. (“Galaxy” or the “Company”) and Zions Bancorporation N.A. dba Nevada State Bank entered into a Fourth Amendment to Credit Agreement (the “Fourth Amendment”), pursuant to which the Credit Agreement, dated April 24, 2018, by and between Galaxy and ZB, N.A. dba Nevada State Bank (as amended on April 22, 2019, May 6, 2019 and August 16, 2019, the “Credit Agreement”) was amended as described herein.  The Fourth Amendment amends certain of the leverage ratios contained in the Credit Agreement, including establishing the Senior Leverage Ratio (as defined in the Credit Agreement) at 2.0x for the term of the Credit Agreement, and revising the Total Leverage Ratio covenant to require a Total Leverage Ratio of 7.25x initially, with the ratio reduced 0.25x every six months commencing June 30, 2020 through December 31, 2022. The Fourth Amendment also eliminates the $10.0 million Term Loan B availability that was established in the Second Amendment, dated May 6, 2019.

The Fourth Amendment contains representations and warranties and affirmations regarding the Fourth Amendment and the Credit Agreement that are customary for financing transactions.  Other than as specifically referenced in the Fourth Amendment, the Credit Agreement remains in full force and effect.

The foregoing description of the Fourth Amendment is not complete and is qualified in its entirety by reference to the Fourth Amendment filed as Exhibit 10.3 hereto.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01	Other Events

On October 15, 2019, the Company issued a press release announcing the Fourth Amendment to the Credit Agreement, dated April 24, 2018, between the Company and Zions Bancorporation N.A. dba Nevada State Bank.   A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.3
Fourth Amendment to Credit Agreement, dated October 14, 2019, between GALAXY GAMING, INC., a Nevada corporation, and ZIONS BANCORPORATION N.A. dba NEVADA STATE BANK, a Nevada state banking corporation.

99.1	Press Release of Galaxy Gaming, Inc., dated October 15, 2019 (Galaxy Gaming Announces Fourth Amendment to Credit Agreement)

Signature Page Follows

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 15, 2019

GALAXY GAMING, INC.

	By:	/s/ Harry C. Hagerty
Harry C. Hagerty
Chief Financial Officer